SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):   September 13, 1999

                       VITAFORT INTERNATIONAL CORPORATION
             (Exact Name of Registrant as specified in its Charter)


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

         Delaware                                      0-18438                           68-0110509
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(State or other jurisdiction                        (Commission                         (IRS Employer
      of incorporation)                              File Number)                     Identification No.)

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Suite 480, 1800 Avenue of the Stars, Los Angeles, California              90067
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(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number,including area code:    (310) 552-6393


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets.

     On September 13, 1999, a closing was held pursuant to a Share Exchange Agreement and Plan of Reorganization (the "Plan") by and among the Registrant, Guideline Capital Corporation and the Registrant's wholly owned subsidiary Hollywood Partners, Inc. ("HPI"). Guideline Capital Corporation's common stock is registered under Section 12(g) of the Exchange Act of 1934, as amended. The Plan provided for the exchange by the Registrant of all of the shares of HPI for 5,000,000 shares of common stock of Guideline Capital Corporation. In connection with the Plan, Guideline Capital Corporation undertook a 6 to 1 forward split of its issued and outstanding common stock, so that prior to the closing of the transaction and prior to the issuance of 5,000,000 shares to Registrant, Guideline Capital Corporation had 3,000,000 shares of common stock outstanding. In connection with the Plan, Guideline Capital Corporation also changed its name to Hollywood Partners.com, Inc., a Delaware corporation ("HP.com"). The Registrant now owns approximately 62.5% of HP.com's 8,000,000 shares of common stock which are now issued and outstanding.

     HP.com will operate as an Exchange Act reporting company. HP.com will conduct all of the Registrant's web commerce activities. The Registrant, in addition to continuing with its current product line, intends to provide certain marketing services to HP.com and receive revenues therefrom.

     In accordance with the Plan, upon consummation of the transaction, the management of Registrant selected all of the officers and directors of HP.com.

     In connection with the transaction, Terra Healthy Living, Ltd., an overseas investment company which is the Registrant's largest shareholder ("Terra"), has agreed to forgive $1.8 million of indebtedness which forgiveness will result in a gain for Registrant. In addition, Terra has committed to invest $2 million in HP.com. in exchange for HP.com stock, and has already made $500,000 of such investment.

     The  Registrant   funded  the  costs  of  this   transaction,   principally
professional fees, from its working capital.

Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits.

                (a) Financial Statements of Business Acquired.

                Not applicable.

                (b) Pro-Forma Financial Information.

                 To be filed by amendment on or before November 26, 1999.

                (c) Exhibits.

The following exhibits are filed as part of this Current Report:

     Number   Description


      2.1 Share Exchange Agreement and Plan of Reorganization, by and among Guideline Capital Corporation, the Registrant and Hollywood Partners, Inc.

      2.2 Letter Agreement, dated September 13, 1999 between the Registrant and Terra.

      2.3     Letter  Agreement,   dated  September  13,  1999,   between  the
              Registrant and Hollywood Partners, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     VITAFORT INTERNATIONAL CORPORATION




                                    By: /s/ Mark Beychock
                                       ---------------------------------
                                       Mark Beychok, Chief Executive Officer

Dated:  September 28, 1999


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                                  EXHIBIT INDEX


The following exhibits are filed as part of this Current Report:


   Number   Description


      2.1 Share Exchange Agreement and Plan of Reorganization, by and among Guideline Capital Corporation, the Registrant and Hollywood Partners, Inc.

      2.2 Letter Agreement, dated September 13, 1999 between the Registrant and Terra.

      2.3     Letter  Agreement,   dated  September  13,  1999,   between  the
              Registrant and Hollywood Partners, Inc.



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